SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2008

SPECTRASCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-13092	41-1448837
(Commission File No.)	(IRS Employer Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

(858) 847-0200
Registrant's telephone number, including area code:

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant's Certifying Accountant.

On April 28, 2008, SpectraScience, Inc. (the "Company") engaged McGladrey & Pullen, LLP as its new registered independent public accounting firm, commencing with the review of the quarter ended March 31, 2008 and including the audit for the fiscal year ending December 31, 2008, and dismissed J. H. Cohn LLP. The decision to change registered independent public accounting firms was approved by the Audit Committee of the Board of Directors of the Company.

The reports of J. H. Cohn LLP on the Company's financial statements for the years ended December 31, 2007 and 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle. The report of J. H. Cohn LLP on the Company's financial statements for the fiscal year ended December 31, 2006 did however contain an explanatory paragraph describing an uncertainty about the Company's ability to continue as a going concern.

During the years ended December 31, 2007 and 2006 and the period through April 28, 2008, the date of dismissal, there were no disagreements between the Company and J. H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J. H. Cohn LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

During the years ended December 31, 2007 and 2006 and the period~~s~~ through April 28, 2008, the date of dismissal, J. H. Cohn LLP did not advise the Company of any reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

During the fiscal year ended December 31, 2007 and to April 28, 2008, the Company has not consulted with McGladrey & Pullen LLP on any items concerning the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).

The Company delivered a copy of this Form 8-K report to J. H. Cohn LLP and McGladrey & Pullen, LLP prior to filing of this Form 8-K with the Securities and Exchange Commission (the "SEC"). The Company requested that J. H. Cohn LLP furnish it with a letter addressed to the SEC stating whether or not J. H. Cohn LLP agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter to SEC dated April 30, 2008.

Item 9.01. Financial Statements and Exhibits

Exhibit 16.1	Letter from J. H. Cohn LLP to the Securities Exchange Commission dated April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2008	SPECTRASCIENCE, INC.

	By:	/s/ James Dorst
Its Chief Financial Officer